SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                      -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 25, 2002
                                                  ------------------

                         PROVIDIAN FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


        Delaware                   1-12897                         94-2933952
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(State of incorporation)    (Commission File Number)           (IRS Employer
                                                            Identification No.)

        201 Mission Street
    San Francisco, California                                        94105
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (415) 543-0404

                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On June 25, 2002, Providian Financial Corporation issued a press release to announce the completion of the structured sale of its higher risk portfolio. The press release is attached as Exhibit 99.1, and such Exhibit is incorporated herein by reference.

Item 7.  Exhibits.

     Exhibit 99.1  Press Release dated June 25, 2002.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the undersigned hereunto duly authorized.

                                       PROVIDIAN FINANCIAL CORPORATION
                                                (Registrant)



                                       By: /s/ Robert C. Rowe
                                           ------------------------------
                                           Robert C. Rowe
                                           Senior Vice President,
                                           Associate General Counsel and
                                           Assistant Secretary

Date:  June 25, 2002

                                  EXHIBIT INDEX


Exhibit No.       Description
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Exhibit 99.1      Press Release dated June 25, 2002.